UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 2, 2009
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The news release dated November 2, 2009 of Ford Motor Credit Company LLC (“Ford Credit”) concerning third quarter 2009 preliminary financial results, furnished as Exhibit 99.1 to this report, and Ford Motor Company’s Current Report on Form 8-K dated November 2, 2009 concerning third quarter 2009 preliminary financial results, furnished as Exhibit 99.2 to this report, are incorporated by reference herein. Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  See the Safe Harbor/Risk Factors set forth in Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	News release dated November 2, 2009 of Ford Motor Credit Company LLC with attachment	Furnished with this Report

Exhibit 99.2	Form 8-K dated November 2, 2009 of Ford Motor Company	Furnished with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: November 2, 2009	By:	/s/Corey M. MacGillivray
Corey M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	News release dated November 2, 2009 of Ford Motor Credit Company LLC with attachment

Exhibit 99.2	Form 8-K dated November 2, 2009 of Ford Motor Company